UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 15, 2017

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

212-578-9500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, MetLife, Inc. (the “Company”) and Christopher Townsend, the Company’s former President, Asia, entered into an agreement (the “Agreement”) regarding Mr. Townsend’s resignation from the Company and its affiliates (“MetLife”). The Company’s Board of Directors previously approved the terms of the Agreement.

The Agreement confirms that MetLife placed Mr. Townsend on paid garden leave effective November 7, 2017, consistent with the terms of his employment offer letter. It also confirms other terms of Mr. Townsend’s agreements with MetLife, and terms of Metlife’s programs, that apply to his departure, including:

•	Mr. Townsend will not receive an Annual Variable Incentive Plan award for 2017;

•	Mr. Townsend’s stock-based long-term incentive awards will be forfeited (except for Performance Units for the 2015-2017 performance period, which will vest on December 31, 2017, consistent with Mr.’s Townsend’s continued employment through that date, and be paid in 2018);

•	when and how Mr. Townsend’s MetLife benefits will end; and

•	Mr. Townsend is prohibited from soliciting MetLife employees or customers for 12 months from the beginning of his garden leave.

In addition, the Agreement provides that:

•	Mr. Townsend will abide by the non-competition obligations in his MetLife employment offer letter for 3 months from the beginning of his garden leave;

•	MetLife will provide Mr. Townsend with tax return preparation services for 2018; and

•	Mr. Townsend waives any employment-related claims against MetLife.

The foregoing description is not complete and is qualified by reference to the Agreement, which is filed as Exhibit 10.1 hereto.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Letter Agreement entered December 15, 2017 between MetLife, Inc. and Christopher Townsend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Jeannette N. Pina
Name:	Jeannette N. Pina
Title:	Vice President and Secretary

Date: December 21, 2017